UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HCSB FINANCIAL CORPORATION

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HCSB FINANCIAL CORPORATION

3640 Ralph Ellis Boulevard

Loris, South Carolina 29569

Notice of Annual Meeting of Shareholders

To Our Shareholders:

We cordially invite you to attend the 2015 Annual Meeting of Shareholders of HCSB Financial Corporation (the “Company”), the holding company for Horry County State Bank (the “Bank”). This letter serves as your official notice that we shall hold the annual meeting on May 19, 2015 at 7:00 p.m. at the Center for Health and Fitness at 3207 Casey Street, Loris, South Carolina, for the following purposes:

1.	To elect two Class I members to the Board of Directors;

2.	To ratify the appointment of our independent registered public accountants;

3.	To obtain an advisory resolution to approve the compensation of the Company’s named executive officers; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders owning our common stock at the close of business on March 30, 2015 are entitled to attend and vote at the meeting. A complete list of shareholders will be available at the Company’s offices prior to the meeting. At the meeting, we will report on our performance in 2014 and answer your questions.

Whether or not you plan to attend the annual meeting in person, you are requested to promptly vote by internet or by mail on the proposals presented, following the instructions on the proxy card for whichever voting method you prefer. If you vote by mail, please complete, date, sign, and promptly return the enclosed proxy in the enclosed self-addressed, postage-paid envelope. If you need assistance in completing your proxy, please call Denise Floyd of the Company at (843) 716-6103 or James R. Clarkson of the Company at (843) 716-6400. If you are a record shareholder, attend the meeting, and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked by a record holder at any time before it is exercised.

Please use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. We hope that you can attend the meeting and look forward to seeing you there. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.

By order of the Board of Directors,

James R. Clarkson
President and Chief Executive Officer

Loris, South Carolina

April 16, 2015

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HCSB FINANCIAL CORPORATION

3640 Ralph Ellis Boulevard

Loris, South Carolina 29569

PROXY STATEMENT FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 19, 2015

Our Board of Directors is soliciting proxies for the 2015 Annual Meeting of Shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. We encourage you to read it carefully.

VOTING INFORMATION

The Board set March 30, 2015 as the record date for the meeting. Shareholders owning our common stock at the close of business on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 3,816,340 shares of common stock outstanding on the record date. A majority of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

Many of our shareholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold our shares in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these materials are being forwarded to you by your broker or nominee, which is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use to direct your broker or nominee how to vote these shares.

If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked “Abstain” or “Withhold” or as to which no vote is marked, including broker non-votes, will be included in determining the number of votes present or represented at the annual meeting.

If you hold your shares in street name through a stockbroker, bank or other nominee, it is critical that you cast your vote if you want it to count in the election of our director nominees or the approval of the compensation of the Company’s named executive officers. Regulations prohibit your stockbroker, bank or other nominee from voting uninstructed shares on a discretionary basis on proposals one or three at the annual meeting. Thus, if you hold your shares in street name and you do not instruct your broker how to vote at the meeting, no votes will be cast on your behalf for proposals one or three. Further, if you abstain from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal.

When you sign the proxy card (or submit your vote via the internet), you appoint Gwyn G. McCutchen, D.D.S. and Tommie W. Grainger as your representatives at the meeting. Dr. McCutchen and Mr. Grainger will vote your proxy as you have instructed them on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Dr. McCutchen and Mr. Grainger will vote your proxy for the election to the Board of Directors all of the nominees listed below under “Election of Directors”; for the ratification of the selection of our independent public accountants for the year ending December 31, 2015; and for the resolution approving the compensation of the Company’s named executive officers as determined by the Compensation Committee. We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Dr. McCutchen and Mr. Grainger will vote your proxy on such matters in accordance with their judgment.

A majority or more of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum. We will include abstentions and broker non-votes in determining whether a quorum exists. Assuming in each case that a quorum is present:

•	With respect to Proposal No. 1, the directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the meeting. You may vote “FOR” each director nominee or “WITHHOLD” your vote on a director nominee. We will not count abstentions or broker non-votes as either for or against a director, so abstentions and broker non-votes have no impact on the election of a director.

•	With respect to Proposal No. 2, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter. You may vote “FOR” or “AGAINST” this proposal, or “ABSTAIN” from voting on this proposal. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the ratification of our independent registered public accounting firm. We will not count abstentions or broker non-votes as either for or against this proposal, so abstentions and broker non-votes have no impact on the ratification of our independent registered public accounting firm.
•	With respect to Proposal No. 3, the proposal will be considered resolved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter. This vote is advisory and will not be binding upon our Board of Directors or the Compensation Committee of the Board. However, the Board and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. You may vote “FOR” or “AGAINST” this proposal, or “ABSTAIN” from voting on this proposal. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the approval of the non-binding resolution to approve the compensation of the Company’s named executive officers. We will not count abstentions or broker non-votes as either for or against this proposal, so abstentions and broker non-votes will not affect the approval of the non-binding resolution to approve the compensation of the Company’s named executive officers.

You may revoke your proxy and change your vote at any time before the polls close at the meeting. If you are the record holder of the shares, you may do this by signing and delivering another proxy with a later date or by voting in person at the meeting. If your shares are held in street name, you may change your vote by submitting new voting instructions to your stockbroker, bank, or other nominee or, if you have obtained a legal proxy from your stockbroker, bank, or other nominee giving you the right to vote your shares, you may change your vote by attending the meeting and voting in person.

We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our officers and employees may assist in soliciting proxies but will not receive additional compensation for doing so. We are distributing this proxy statement on or about April 16, 2015.

Important Notice of Internet Availability. This proxy statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and directions to the annual meeting are available to the public for viewing on the Internet at http://www.proxyvote.com . Directions to the meeting may also be obtained by calling Denise Floyd of the Company at (843) 716-6103 or James R. Clarkson of the Company at (843) 716-6400.

In addition, the above items and other filings with the Securities and Exchange Commission (the “SEC”) are also available to the public on the SEC’s website on the Internet at www.sec.gov. Upon written or oral request by any shareholder, we will deliver a copy of our Annual Report on Form 10-K for the year ended December 31, 2014. In addition, upon written or oral request, we will also promptly deliver a copy of this proxy statement or the enclosed overview to our shareholders at a shared address to which a single copy of the document was delivered.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

The Company’s bylaws provide that the Board of Directors is divided into three classes with staggered terms, so that only approximately one-third of the Board members’ terms expire at each annual meeting. The current terms of the Class I directors will expire at this annual meeting. Our current directors and their classes are:

Class I	Class II	Class III
D. Singleton Bailey	Michael S Addy	Johnny C. Allen
T. Freddie Moore*	Clay D. Brittain, III	Tommie W. Grainger
	James R. Clarkson**	Gwyn G. McCutchen, D.D.S.

* Mr. Moore has determined not to stand for reelection at this annual meeting.

**Currently, for a term expiring at the 2016 annual meeting.

On February 9, 2015, Mr. Carroll D. Padgett, Jr., a former Class I director of the Company, resigned from his position as a director of the Company and the Bank effective February 27, 2015. In addition, T. Freddie Moore, who is currently serving as a Class I director, has determined not to stand for reelection at this annual meeting and to resign from his position as a director of the Company and the Bank effective as of the meeting. The Board of Directors has determined not to fill the vacancies caused by each director’s decision to resign at this time. As a result, the Board of Directors will be reduced to seven directors. Each director’s decision to resign and not to stand for reelection was voluntary and did not arise or result from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. Mr. Padgett and Mr. Moore each served as directors of the Company since its formation in 1999 and of the Bank since 1987. The Company appreciates each director’s contribution to the Company and the Bank during his service as a director.

Due to Mr. Padgett’s and Mr. Moore’s resignation, James R. Clarkson, a current Class II director, has been nominated for reelection as a Class I director, along with D. Singleton Bailey, so that approximately one-third of the Board members’ terms expire at each annual meeting as required by the Company’s bylaws. As a result, if elected as Class I directors at the meeting, Mr. Bailey and Mr. Clarkson will serve a three-year term, expiring at the 2018 annual meeting. The directors will be elected by a plurality of the votes cast at the meeting. This means that the two nominees in Class I receiving the highest number of votes will be elected. The Board recommends that you elect Mr. Bailey and Mr. Clarkson as Class I directors.

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If you submit a proxy but do not specify how you would like to be voted, Dr. McCutchen and Mr. Grainger will vote your proxy to elect Mr. Bailey and Mr. Clarkson as Class I directors. If either of these nominees is unable or fails to accept nomination or election (which we do not anticipate), Dr. McCutchen and Mr. Grainger will vote instead for a replacement to be recommended by the Board of Directors, unless you specifically instruct otherwise in the proxy.

Set forth below is certain information about the nominees:

D. Singleton Bailey, 64, has served as a director of the Company since its formation in 1999 and of the Bank since 1987. Mr. Bailey has been the President of Loris Drug Store, Inc., located in Loris, South Carolina since 1988. He received a B.A. degree in Sociology from Wofford College in 1972. Mr. Bailey now serves as the Secretary of the Board of Directors of the Company and the Bank. Mr. Bailey’s business and personal experience in certain of the communities that the Bank serves provides him with a useful appreciation of markets that we serve.

James R. Clarkson, 63, has served as President, Chief Executive Officer and director of the Company since its formation in 1999 and of the Bank since 1987. He received his B.A. degree in Economics from Clemson University in 1973. He is a 1985 graduate of the Graduate School of Banking at Louisiana State University, where he presently serves on the faculty. Mr. Clarkson is also an instructor and a course coordinator for the South Carolina Bankers School and past chairman of the school. He presently serves as a director of Horry Telephone Cooperative, Inc., and Trustee of the South Carolina Bankers Employee Benefit Trust. He is also a past board member of The Loris Chamber of Commerce, the Independent Banks of South Carolina and the South Carolina Bankers Association. He has over 40 years of experience in the banking industry. Mr. Clarkson’s intimate understanding of the Company’s business and organization, substantial leadership ability, banking industry expertise, knowledge of financial reporting requirements of public companies, and business and personal ties to the Bank’s market areas enhance his ability to contribute as a director.

The Board unanimously recommends a vote FOR each of these nominees.

Set forth below is also information about each of the Company’s other continuing directors. Each of the following directors is also a director of our Bank.

Michael S. Addy, 63, currently serves as Vice Chairman of the Board of Directors of both the Company and the Bank. Mr. Addy has been President of Addy’s Harbor Dodge, Inc. and MAS, Inc. in Myrtle Beach, South Carolina, since 1990 and is Managing Member of Addy’s Limited Liability Company. Mr. Addy received his B.S. degree in Business Administration from the University of South Carolina in 1973. Mr. Addy has served as a director of the Company and of the Bank since 2006. His leadership experience and business and personal ties to the Bank’s Myrtle Beach market area enhance his ability to contribute as a director.

Johnny C. Allen, 68, has served as a director of the Company and of the Bank since 2002. Mr. Allen served as the Horry County Treasurer from 1983 until his retirement in 2005. He attended the University of South Carolina. Mr. Allen’s political experience and knowledge of the local real estate market provide him with political insights and a useful appreciation of markets that we serve.

Clay D. Brittain, III, 60, has served as a director of the Company and of the Bank since 2002. Mr. Brittain received his B.A. degree in Economics from Wofford College in 1977 and his Juris Doctor from the University of South Carolina Law School in 1980. He is an attorney in the firm of Thomas & Brittain, PA in Myrtle Beach, South Carolina. Mr. Brittain served as a director of United Carolina Bank of South Carolina until April 1997. Through his legal and business experience, Mr. Brittain has an extensive background in the South Carolina real estate market, including local real estate markets that we serve. Mr. Brittain’s institutional knowledge of the Company’s business, as well as his own business and personal experience in certain of the communities that the Bank serves, provides him with a useful appreciation of markets that we serve. Mr. Brittain’s legal training and experience enhance his ability to understand the Company’s regulatory framework.

Tommie W. Grainger, 76, has served as a director of the Company since its formation in 1999 and of the Bank since 1998. He graduated from the Forest Ranger School of the University of Florida in 1959 with an associate degree in Forestry. Mr. Grainger retired from Coastal Timber Co., Inc. in Conway, South Carolina in March, 2014 after having served as President since 1966. Mr. Grainger’s business experience and personal ties to certain of the Bank’s market area enhance his ability to contribute as a director. Mr. Grainger presently serves as Chairman of the Board of Directors of both the Company and the Bank. During his tenure as Chairman, Mr. Grainger has developed knowledge of the Company’s business, history, organization, and executive management which, together with his personal knowledge of many of the markets that we serve, has enhanced his ability to lead the Board through the current challenging economic climate.

Gwyn G. McCutchen, D.D.S., 71, has served as a director of the Company since its formation in 1999 and of the Bank since 1987. Dr. McCutchen received his B.S. degree in Biology in 1966 from Presbyterian College and his D.D.S. from the Medical College of Virginia Dentistry in 1970. Dr. McCutchen has been a dentist in Loris, South Carolina since 1970. Dr. McCutchen’s business and personal experience in certain of the communities that the Bank serves provides him with a useful appreciation of the markets that we serve.

Other than James R. Clarkson, President and Chief Executive Officer of the Company and the Bank, whose information appears above in the list of directors, information regarding each of our executive officers is listed below:

Glenn R. Bullard, 66, is the Senior Executive Vice President of the Company and of the Bank and has served as an executive officer of the Company and the Bank since 2000. He served as Vice President and Manager of our Little River office from February 1997 through December 1999. Mr. Bullard has over 35 years of experience in the banking industry. He was previously employed with South Carolina National Bank/Wachovia in North Myrtle Beach, South Carolina from 1978 to 1997 where he most recently served as Manager of their North Myrtle Beach office. Mr. Bullard received his B.S. degree in Business Administration from the University of South Carolina in 1977. He is also a graduate of the South Carolina Bankers School.

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Edward L. Loehr, Jr. 61, is the Senior Vice President and Chief Financial Officer of the Company and of the Bank and has served as an executive officer of the Company and of the Bank since 2008. He has over 30 years of experience in the banking industry. He was employed with Coastal Federal Bank in Myrtle Beach, South Carolina from 1983 to 2007 where he most recently served as Vice President and Treasury Manager. Mr. Loehr received his B.S. degree in Business Administration in 1983 from the University of South Carolina at Coastal Carolina. He presently serves as a board member of the North Myrtle Beach Area Historical Museum and the North Myrtle Beach Lions Club. Mr. Loehr also currently serves on the Asset/Liability Management Committee of the South Carolina Bankers Association.

Ron L. Paige, 59, is the Executive Vice President – Myrtle Beach Region of the Bank and has served as an executive officer of the Bank since 2008. He has over 38 years of experience in the banking industry. He began his banking career in 1976 with Southern National Bank in Southern Pines, North Carolina and eventually served as Senior Vice President and City Executive Officer in Myrtle Beach, South Carolina. Mr. Paige most recently served as Regional Executive Officer of RBC Centura in Myrtle Beach, South Carolina. He has been in banking in Myrtle Beach, South Carolina since 1991. Mr. Paige is a 1976 graduate of Central Piedmont Community College and a 1981 graduate of the North Carolina Bankers School.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 26, 2015, the Audit Committee of the Board of Directors appointed Elliott Davis Decosimo, LLC as our independent registered public accounting firm for the year ending December 31, 2015. Although we are not required to seek shareholder ratification in the selection of our accountants, we believe obtaining shareholder ratification is desirable. If the shareholders do not ratify the appointment of Elliott Davis Decosimo, the Audit Committee will re-evaluate the engagement of our independent auditors. Even if the shareholders do ratify the appointment, our Audit Committee has the discretion to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of us and our shareholders. We expect that a representative of Elliott Davis Decosimo will attend the meeting and will be available to respond to appropriate questions from shareholders.

The Board unanimously recommends that shareholders vote FOR the ratification of the appointment of Elliott Davis Decosimo, LLC as our independent registered public accounting firm for the year ending December 31, 2015.

If a quorum exists, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the vote on this matter.

PROPOSAL NO. 3:

NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION

OF THE NAMED EXECUTIVE OFFICERS

On February 13, 2009, the United States Congress passed the American Recovery and Reinvestment Act of 2009 (the “Recovery Act”). The Recovery Act requires, among other things, all participants in the Treasury’s Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”), such as the Company, to conduct a non-binding shareholder vote to approve the compensation of the company’s executives. Accordingly, we are asking you to approve the compensation of the Company’s named executive officers as described under Compensation of Directors and Executive Officers and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

The Company seeks to align the interests of our named executive officers with the interests of our shareholders. Therefore, our compensation programs are designed to reward our named executive officers for the achievement of strategic and operational goals and the achievement of increased shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. We believe that our compensation policies and procedures are competitive and focused on performance and are strongly aligned with the long-term interests of our shareholders. The proposal described below, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this proxy statement.

Under the Recovery Act, this vote is advisory and will not be binding upon the Company, the Board of Directors, or the Compensation Committee of the Board of Directors. However, the Company, the Board, and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

The Board asks our shareholders to vote in favor of the following resolution at the annual meeting:

“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and any related material disclosed in the Proxy Statement, is hereby approved.”

The Board unanimously recommends a vote FOR approval of the compensation of the named executive officers.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary of Cash and Certain Other Compensation

The following table shows the compensation we paid for the years ended December 31, 2014 and 2013 to our Chief Executive Officer and the two other most highly compensated executive officers (collectively, the “named executive officers”).

Summary Compensation Table

				Stock /	Non Equity
				Option	Incentive Plan	All Other
Names and Principal Position	Year	Salary	Bonus	Awards (1)	Compensation	Compensation (2)	Total

James R. Clarkson	2014	$211,375	$—	$—	$—	$7,140	$218,515
President and Chief	2013	$211,375	$—	$—	$—	$6,859	$218,234
Executive Officer of the
Company and the Bank

Glenn R. Bullard	2014	$158,072	$—	$—	$—	$1,326	$159,398
Senior Executive Vice	2013	$158,072	$—	$—	$—	$1,326	$159,398
President of the Company
and the Bank

Ron L. Paige, Sr.	2014	$154,128	$—	$—	$—	$6,831	$160,959
Executive Vice President-	2013	$154,128	$—	$—	$—	$6,549	$160,677
Myrtle Beach Region

(1)	In 2004, with shareholder approval, we adopted an Omnibus Stock Ownership and Long Term Incentive Plan (the “Stock Plan”). Stock options and restricted stock awards have been granted under the Stock Plan to our named executive officers from time to time to reward performance and promote our long-term success. However, there were no stock options or restricted stock awards granted in 2014 or 2013, and each named executive officer voluntarily forfeited all of his stock options and restricted stock awards in February 2011 as a means to help us reduce expenses.
(2)	All other compensation includes premiums paid by the Bank for life, long-term disability, health and dental insurance.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards as of December 31, 2014.

Compensation Arrangements

Employment Agreements

Neither the Company nor the Bank has entered into any employment agreements with any of our officers or employees.

TARP Executive Compensation Restrictions

In March 2009, as part of the U. S. Treasury’s Capital Purchase Program, the Company entered into a Letter Agreement (the “Purchase Agreement”) with the Treasury pursuant to which the Company issued and sold to Treasury (i) 12,895 shares of the Company’s Series T Preferred Stock, and (ii) a ten-year warrant to purchase up to 91,714 shares of the Company’s common stock, par value $0.01 per share, at an initial exercise price of $21.09 per share (the “Warrant”), for an aggregate purchase price of $12,895,000 in cash.

Under the terms of the Purchase Agreement, we adopted certain standards for executive compensation and corporate governance for the period during which the Treasury holds the equity we issued or may issue to the Treasury, including the common stock we may issue under the Warrant. These standards apply to our named executive officers. The standards include (i) ensuring that incentive compensation for senior executives does not encourage unnecessary and excessive risks that threaten the value of the financial institution; (ii) required clawback of any bonus or incentive compensation paid to a senior executive and the next 20 most highly compensated employees based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (iii) prohibition on making golden parachute payments to senior executives and the next five most highly compensated employees; (iv) prohibition on providing any tax gross-up provisions; and (v) agreement not to deduct for tax purposes executive compensation in excess of $500,000 for each senior executive.

In connection with entry into the Purchase Agreement, Messrs. Clarkson and Bullard entered into letter agreements with the Company (the “Letter Amendments”) amending any benefit plans as necessary to comply with Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the Recovery Act, during the period that the Treasury owns any debt or equity securities of the Company.

As our most highly compensated employee, Mr. Clarkson will be ineligible for any bonuses or incentive awards other than restricted stock as long as the equity issued under the Capital Purchase Program is held by the Treasury and he remains our most highly compensated employee. Any restricted stock awards made to Mr. Clarkson while the Treasury holds our equity would be subject to the following limitations: (i) the restricted stock cannot become fully vested until the Treasury no longer holds the preferred stock, and (ii) the value of the restricted stock award cannot exceed one third of Mr. Clarkson’s total annual compensation.

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Director Compensation

No compensation was paid to the directors for their service as directors in 2014.

Deferred Compensation Plan

In February 1997, the Bank established a Deferred Compensation Plan for its directors and for Mr. Clarkson to defer payment of all or a portion of his director and committee fees until the director’s termination of service from the Board of Directors. As of December 31, 2012, in order to reduce the Bank’s expense and improve its capital position, all active directors who were participants in this plan had elected to terminate their participation in this plan and thus forfeited all of their accrued benefits under this plan in the aggregate amount of $856,512.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

General

The following table sets forth information known to the Company with respect to beneficial ownership of the Company’s common stock as of April 22, 2015 for (i) each director and nominee, (ii) each holder of 5% or greater of the Company’s common stock, (iii) the Company’s named executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the mailing address for each beneficial owner is care of HCSB Financial Corporation, P.O. Box 218, Loris, South Carolina, 29569. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the Company’s knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned.

			Percentage of
	Number of	Right to	Beneficial
Name	Shares Owned (1)	Acquire	Ownership (2)

Michael S. Addy	13,727	—	*
Johnny C. Allen	12,463	—	*
D. Singleton Bailey	54,504	—	1.43%
Clay D. Brittain, III	14,326	—	*
Glenn R. Bullard	7,707	—	*
James R. Clarkson	34,753	—	*
Tommie W. Grainger	9,067	—	*
Edward L. Loehr, Jr.	—	—	*
Gwyn G. McCutchen, D.D.S.	41,626	—	1.09%
T. Freddie Moore	27,608	—	*
Ron L. Paige	2,113	—	*

Executive officers and directors as a group (11 persons)	215,781	—	5.66%

* Less than 1%

(1)	Includes shares for which the named person has sole voting and investment power, has shared voting and investment power with a spouse or holder in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.
(2)	The calculations are based on 3,816,340 shares of common stock outstanding on March 31, 2015.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended December 31, 2014, the Board of Directors of the Company held 14 meetings and the Board of Directors of the Bank held 13 meetings. All of the directors of the Company and of the Bank attended at least 75% of the aggregate of such Board meetings and the meetings of each committee on which they serve in 2014 except for T. Freddie Moore.

The Company has a formal policy of corporate governance principles, which sets forth that directors are expected to attend the annual meeting of shareholders of the Company. All of our directors attended the 2014 annual meeting of shareholders.

Our Board of Directors has implemented a process for shareholders of the Company to send communications to the Board of Directors. Any shareholder desiring to communicate with the Board, or with specific individual directors, may do so by writing to the Secretary of the Company, at HCSB Financial Corporation, P.O. Box 218, Loris, South Carolina, 29569. The Secretary has been instructed by the Board to promptly forward all such communications to the addressees indicated thereon.

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Independence

Our Board of Directors has determined that Michael S. Addy, Johnny C. Allen, D. Singleton Bailey, Clay D. Brittain, III, Tommie W. Grainger, Gwyn G. McCutchen, D.D.S. and T. Freddie Moore are “independent” directors, based upon the independence criteria set forth in the corporate governance listing standards of The NASDAQ Stock Market, the exchange that we selected in order to determine whether our directors and committee members meet the independence criteria of a national securities exchange, as required by Item 407(a) of Regulation S-K.

Audit Committee

The Board of Directors of the Company has appointed an Audit Committee. The Audit Committee has the responsibility of reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory agencies and the Bank’s internal auditor and determining that all audits and examinations required by law are performed. The Audit Committee reports its finding to the Board of Directors. The Audit Committee also recommends to the Board of Directors the appointment of the independent accounting firm. The Audit Committee met four times during 2014. The current members of the Audit Committee are Tommie W. Grainger, D. Singleton Bailey, Gwyn G. McCutchen, D.D.S. and T. Freddie Moore. Each of these members is considered independent, as contemplated in the listing standards of The NASDAQ Stock Market. The Board of Directors has adopted an Audit Committee charter, which is available for review on the Bank’s web site at www.hcsbaccess.com.

None of the current members of the Audit Committee nor any other member of our Board of Directors qualifies as an “Audit Committee Financial Expert” as defined under the rules of the SEC. As a relatively small public company, it is difficult to identify potential qualified candidates that are willing to serve on our Board and otherwise meet our requirements for service. At present, we do not know if or when we will appoint a new Board member who qualifies as an Audit Committee Financial Expert.

Although none of the members of our Audit Committee qualify as “financial experts” as defined in the SEC rules, each of our Audit Committee members has made valuable contributions to the Company and its shareholders as members of the Audit Committee. The Board has determined that each member is fully qualified to monitor the performance of management, the public disclosures by the Company of its financial condition and performance, our internal accounting operations, and our independent auditors.

Report of the Audit Committee of the Board

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not be deemed under such acts.

The Audit Committee has reviewed and discussed with management the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received from the independent auditors the written disclosures and the letters required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent auditor’s independence from the Company and its management. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

The report of the Audit Committee is included herein at the direction of its members: Tommie W. Grainger, D. Singleton Bailey, Gwyn G. McCutchen, D.D.S. and T. Freddie Moore.

Compensation Committee

The Board of Directors has appointed a Compensation Committee. The Compensation Committee has a charter, which is available for review on the Bank’s web site at www.hcsbaccess.com. This committee evaluates the performance of our Chief Executive Officer and determines his compensation, including grants, awards, and bonuses under incentive compensation plans. Our Chief Executive Officer is responsible for determining the compensation of our other executive officers and the management group. The Compensation Committee administrates the Company’s stock option plans and makes recommendations to the Board of Directors as to incentive compensation plans and equity-based plans, including awards and grants with each plan. In addition, the Compensation Committee is responsible for the establishment of policies dealing with various compensation and employee benefit matters for the Company. The Compensation Committee must meet at least semiannually to discuss and evaluate employee compensation plans in light of an assessment of any risk posed to the Company from such plans. The Compensation Committee must also certify that it has reviewed the senior executive officers’ compensation arrangements to ensure that there are no incentives to take unnecessary or excessive risks that threaten the value of the Company.

The Compensation Committee currently consists of Gwyn G. McCutchen, D.D.S, Johnny C. Allen and Clay D Brittain, III. Each of these members is considered independent, as contemplated in the listing standards of The NASDAQ Stock Market. The Compensation Committee met two times during 2014.

Nominating Committee

The Board of Directors has appointed a Nominating Committee. The Nominating Committee has a Nominating and Corporate Governance Charter, which is available for review on the Bank’s web site at www.hcsbaccess.com. The Nominating Committee’s primary purposes are to (i) identify, screen, recruit and nominate director candidates to the Board; (ii) develop, recommend and oversee corporate governance policies of the Company; and (iii) establish and administer processes to evaluate the effectiveness of the Board, committees and management. The Nominating Committee currently consists of D. Singleton Bailey, Gwyn G. McCutchen, D.D.S and Clay D. Brittain, III. Each of these members is considered independent, as contemplated in the listing standards of The NASDAQ Stock Market. The Nominating Committee met two times during 2014.

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Our Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board considers various potential candidates for director. Candidates may come to their attention through current members of the Board, shareholders, or other persons. These candidates are evaluated at regular or special meetings of the Board, and may be considered at any point during the year. The Company does not pay a third party to assist in identifying and evaluating candidates.

Our Nominating Committee will also consider director candidates recommended by shareholders who submit nominations in accordance with our bylaws. Shareholders must deliver nominations in writing to the Secretary of the Company no later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, seven days after notice of the special meeting is given to shareholders. Each notice must set forth: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

The Nominating Committee has not established any specific, minimum qualifications that must be met for a person to be nominated to serve as a director. In evaluating all potential candidates, the Nominating Committee uses a variety of criteria to evaluate the qualifications and skills necessary in the context of the current needs of the Board. Under these criteria, members of the Board of Directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should contribute to the diversity of the Board and have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the best interests of our shareholders. In evaluating such recommendations, the Board uses the qualifications and standards discussed above and seeks to achieve a balance of experience, skills and background on the Board of Directors.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, members of the Committee consider and discuss diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Committee members generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill, and other qualities or attributes that contribute to Board heterogeneity, when identifying and recommending director nominees. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interests of its shareholders.

The Nominating Committee has performed a review of the experiences, qualifications, attributes, and skills of the Board’s current membership, including the director nominees for election to the Board of Directors and the other members of the Board, and believes that the current members of the Board, including the director nominees, as a whole possess a variety of complementary skills and characteristics, including the following:

•	successful business or professional experience;
•	various areas of expertise or experience, which are desirable to the Company’s current business, such as financial, general management practices, planning, legal, marketing, technology, banking, and financial services;
•	personal characteristics such as character, integrity and accountability, as well as sound business judgment and personal reputation;
•	residence in the Bank’s service area;
•	willingness and ability to commit the necessary time to fully discharge the responsibilities of Board membership to the affairs of the Company;
•	leadership and consensus building skills; and
•	commitment to the success of the Company.

The Nominating Committee believes that each individual director has qualifications and skills that together as a whole create a strong and well-balanced Board.

Board Leadership Structure and Role in Risk Oversight

We are focused on the Company’s corporate governance practices and value independent Board oversight as an essential component of strong corporate performance to enhance shareholder value. Our commitment to independent oversight is demonstrated by the fact that, except for one director who is our Chief Executive Officer, all of our directors are independent. In addition, all of the members of our Board’s Audit, Compensation, and Nominating Committees are independent.

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Our Board believes that it is preferable for one of our independent directors to serve as Chairman of the Board. The person our Board elected as Chairman, Mr. Addy, has been one of our directors since 2006 and is a long-time resident of our primary market area. We believe it is the Chief Executive Officer’s responsibility to run the Company and the Chairman’s responsibility to run the Board. As directors continue to have more oversight responsibility than ever before, we believe it is beneficial to have an independent Chairman whose sole job is leading the Board. In making its decision to have an independent Chairman, the Board considered the time that Mr. Clarkson will be required to devote as Chief Executive Officer in the current economic environment. By having another director serve as Chairman of the Board, Mr. Clarkson will be able to focus his entire energy on running the Company. This will also ensure there is no duplication of effort between the Chief Executive Officer and the Chairman. We believe this structure provides strong leadership for the Board, while also positioning the Chief Executive Officer as the leader of the Company in the eyes of our customers, employees, and other stakeholders.

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board of Directors. The Audit Committee focuses on financial reporting risk and oversight of the internal audit process. It receives reports from management at least quarterly regarding the Company’s assessment of risks and the adequacy and effectiveness of internal control systems, as well as reviewing credit and market risk (including liquidity and interest rate risk) and operational risk (including compliance and legal risk). Strategic and reputation risk are also regularly considered by the Audit Committee. The Audit Committee also receives reports from management addressing the most serious risks impacting the day-to-day operations of the Company. Our Internal Auditor directly reports to the Audit Committee and meets with the Audit Committee on a quarterly basis in executive sessions to discuss any potential risk or control issues involving management. The Audit Committee reports regularly to the full Board of Directors, which also considers the Company’s entire risk profile. The full Board of Directors focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board of Directors’ approval for risk. While the Board of Directors oversees the Company’s risk management, management is responsible for the day-to-day risk management processes. We believe this division of responsibility is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

We recognize that different Board leadership structures may be appropriate for companies in different situations. We will continue to reexamine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.

Code of Ethics

We expect all of our employees to conduct themselves honestly and ethically, particularly in handling actual and apparent conflicts of interest and providing full, accurate, and timely disclosure to the public.

We have adopted a Code of Ethics that is specifically applicable to our senior management and financial officers, including our principal executive officer, our principal financial officer, and our principal accounting officer and controllers. Our Code of Ethics is available for review on the Bank’s website at www.hcsbaccess.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Code of Ethics provides that personal interests of directors, officers and employees of the Company must not interfere with, or appear to interfere with, the interests of the Company. Directors, officers and employees of the Company may not compete with the Company or disadvantage the Company by taking for personal gain corporate opportunities or engage in any action that creates actual or apparent conflicts of interest with the Company. Any director or officer involved in a transaction with the Company or that has an interest or a relationship that reasonably could be expected to give rise to a conflict of interest must report the matter promptly to the Board of Directors, which is responsible for determining if the particular situation is acceptable.

The Company has had, and expects to have in the future, transactions in the ordinary course of the Company’s business with its directors, executive officers, principal shareholders and their related interests (collectively referred to as “related parties”). All such transactions between the Company and related parties were made in the ordinary course of the Company’s business, on substantially the same terms, including (in the case of loans) interest rates, collateral, and repayment terms, as those prevailing at the same time for other comparable transactions with persons not related to the Company, and have not involved more than normal risks of collectability or presented other unfavorable features.

The Company does not have a written policy regarding the review, approval or ratification of transactions with related parties. As transactions are reported, however, the Board of Directors considers any related party transactions on a case-by-case basis to determine whether the transaction or arrangement was undertaken in the ordinary course of business and whether the terms of the transaction are no less favorable to the Company than terms that could have been reached with an unrelated party. If any member of the Board of Directors is interested in the transaction, that member will recuse himself from the discussion and decision on the transaction.

In addition, the Bank is subject to the provisions of Section 23A of the Federal Reserve Act, which places limits on the amount of loans or extensions of credit to, or investments in, or certain other transactions with, affiliates and on the amount of advances to third parties collateralized by the securities or obligations of affiliates. The Bank is also subject to the provisions of Section 23B of the Federal Reserve Act which, among other things, prohibits an institution from engaging in certain transactions with certain affiliates unless the transactions are on terms substantially the same, or at least as favorable to such institution or its subsidiaries, as those prevailing at the time for comparable transactions with nonaffiliated companies.

The aggregate dollar amount of loans outstanding to directors and executive officers of the Bank was approximately $3,626,194 at March 20, 2015.

9

OTHER BUSINESS

The Board of Directors knows of no other business to be presented at the meeting. If matters other than those described herein should properly come before the meeting, the persons named in the enclosed form of proxy intend to vote at such meeting in accordance with their best judgment on such matters. If you specify a different choice on your proxy, your shares will be voted in accordance with the specifications so made.

INDEPENDENT AUDITOR

We have selected the firm of Elliott Davis Decosimo, LLC to serve as our independent auditors for the year ending December 31, 2015 subject to the ratification of this selection by our shareholders. We expect that a representative from this firm will be present and available to answer appropriate questions at the annual meeting and will have an opportunity to make a statement if he or she desires to do so.

The following table shows the fees that we paid for services performed in fiscal years ended December 31, 2014 and 2013:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Audit Fees	$191,000	$95,580
Audit-Related Fees	38,200	23,000
Tax Fees	11,550	7,750
Total	$240,750	$126,330

Audit Fees.      This category includes the aggregate fees billed for each of the last two fiscal years for professional services rendered by Elliott Davis Decosimo, LLC for the audit of our annual financial statements and for reviews of the condensed financial statements included in our quarterly reports on Form 10-Q. The fees for 2014 include amounts billed for completion of the 2012 and 2013 consolidated financial statement audits in 2014.

Audit-Related Fees.      This category includes the aggregate fees billed for non-audit services, exclusive of the fees disclosed relating to audit fees, rendered by Elliott Davis Decosimo, LLC during the fiscal years ended December 31, 2014 and 2013. These services principally included the audit of the Company’s Trusteed Retirement Savings Plan (401K) and the Health and Welfare Plan, discussions related to the possible capital and merger opportunities, review of the settlement of litigation and the Company’s corresponding obligation to downstream funds to the Bank, and a review of management’s analysis of the Deferred Tax Asset.

Tax Fees.      This category includes the aggregate fees billed for tax services rendered by Elliott Davis Decosimo, LLC during the fiscal years ended December 31, 2014 and 2013. These services include preparation of state and federal tax returns for the Company and its subsidiary and review of deferred taxes for GAAP and call reporting.

Oversight of Accountants; Approval of Accountant Fees.      Under the provisions of its charter, the Audit Committee is responsible for the retention, compensation, and oversight of the work of the independent auditors. The charter provides that the Audit Committee must pre-approve the fees paid for the audit. The Audit Committee has delegated approval of non-audit services and fees to the chairman of the Audit Committee for presentation to the full Audit Committee at the next scheduled meeting. The policy specifically prohibits certain non-audit services that are prohibited by securities laws from being provided by an independent auditor. All of the accounting services and fees reflected in the table above were reviewed and approved by the Audit Committee, and none of the services were performed by individuals who were not employees of the independent auditor.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

As required by Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors, its executive officers, and certain individuals are required to report periodically their ownership of the Company’s common stock and any changes in ownership to the SEC. Based on review of Forms 3, 4, and 5 and any representations made to the Company, the Company believes that all such reports for these persons were filed in a timely fashion during 2014.

AVAILABILITY OF 2014 ANNUAL REPORT

The Company is mailing to shareholders contemporaneously with these proxy materials a copy of its Annual Report for the year ended December 31, 2014 (which includes, among other things, the Company’s financial statements for the fiscal year ended December 31, 2014). Further inquiries regarding the Annual Report should be directed to: HCSB Financial Corporation, P.O. Box 218, Loris, South Carolina, 29569, Attention: Edward L. Loehr, Chief Financial Officer and Senior Vice President.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING OF SHAREHOLDERS

If shareholders wish a proposal to be included in the Company’s proxy statement and form of proxy relating to the 2016 annual meeting, they must deliver a written copy of their proposal to the principal executive offices of the Company no later than November 25, 2015. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with the Company’s bylaws relating to shareholder proposals in order to be included in the Company’s proxy materials. A copy of our bylaws is available upon written request.

Any shareholder proposal to be made at an annual meeting, but which is not requested to be included in the Company’s proxy materials, must comply with the Company’s bylaws. Proposals must be delivered between 30 and 60 days prior to the annual meeting; provided, however, that if less than 31 days’ notice of the meeting is given to shareholders, the notice must be delivered within 10 days following the day on which notice of the meeting was mailed to shareholders.

April 16, 2015

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HCSB FINANCIAL CORPORATION ATTN: DENISE FLOYD P. O. BOX 218 LORIS, SC 29569

VOTE BY INTERNET – www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M76575-P53963	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATES.	DETACH AND RETURN THIS PORTION ONLY

HCSB FINANCIAL CORPORATION

The Board of Directors recommends you vote for the following:
1.	Election of two Class I Directors to serve a three-year term expiring at the 2018 Annual Meeting of Shareholders
	Nominees:	For	Withhold
	1a. D. Singleton Bailey	☐	☐

	1b. James R. Clarkson	☐	☐

The Board of Directors recommends you vote for Proposals 2 and 3.

2.	PROPOSAL to ratify the appointment of Elliott Davis Decosimo, LLC as our independent registered public accounting firm for the year ending December 31, 2015.	For	Against	Abstain
		☐	☐	☐

3.	PROPOSAL to obtain an advisory resolution to approve the compensation of the Company’s named executive officers.	For	Against	Abstain
		☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name (s) appear(s) hereon. When signing as an attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature (PLEASE SIGN WITHIN BOX)		Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual report are available at www.proxyvote.com

M76576-P53963

HCSB FINANCIAL CORP.

Annual Meeting of Shareholders

May 19, 2015 7:00 PM

This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Gwyn G. McCutchen, D.D.S. and Tommie W. Grainger (the “Proxies”), and each of them, his or her true and lawful agents and proxies, with full power of substitution in each, to represent and vote, as directed on the reverse side of this proxy card, all shares of the common stock of HCSB Financial Corporation (the “Company”) that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 19, 2015, at 7:00 p.m. local time, at the Center for Health and Fitness at 3207 Casey Street, Loris, South Carolina, and at any adjournments or postponements, upon matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein. If so such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side.